UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2012
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV

            First Trust North American
            Energy Infrastructure Fund


            Annual Report
            For the Period
            June 20, 2012
            (Commencement of Operations)
            through October 31, 2012


        Energy Income Partners, LLC

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TABLE OF CONTENTS
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             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                OCTOBER 31, 2012


Shareholder Letter...........................................................  2
Fund Performance Overview ...................................................  3
Notes to Fund Performance Overview...........................................  5
Portfolio Commentary.........................................................  6
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments ....................................................  9
Statement of Assets and Liabilities.......................................... 11
Statement of Operations...................................................... 12
Statement of Changes in Net Assets........................................... 13
Financial Highlights......................................................... 14
Notes to Financial Statements................................................ 15
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 24
Risk Considerations.......................................................... 26
Privacy Policy............................................................... 28

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report for the First Trust North American Energy Infrastructure Fund (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the performance of the Fund. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2012

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust North American Energy Infrastructure Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 22nd year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have continued to be somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold gives detailed information about the Fund, a series of the First Trust Exchange-Traded Fund IV. It contains the Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that could fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------


EMLP - FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

--------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2012
--------------------------------------------------------------------------------
                                                   CUMULATIVE TOTAL RETURNS
                                               Inception (06/20/12) to 10/31/12

FUND PERFORMANCE

NAV                                                         6.90%
Market Price                                                7.15%

INDEX PERFORMANCE

Blended Benchmark(1)                                        6.30%
S&P 500 Index                                               4.95%
--------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 5.)


-----------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF OCTOBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
Pipeline                                      56.0%
Electric Power                                32.8
Propane                                        4.9
Coal                                           2.4
Marine                                         2.1
Other                                          1.8
                                             ------
      Total                                  100.0%
                                             ======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Kinder Morgan Management, LLC                  7.9%
Enbridge Energy Management, LLC                7.7
Williams (The) Cos., Inc.                      4.5
TransCanada Corp.                              4.1
NextEra Energy, Inc.                           3.6
Southern (The) Co.                             3.6
Dominion Resources, Inc.                       3.5
UGI Corp.                                      3.3
CenterPoint Energy, Inc.                       3.2
NiSource, Inc.                                 3.1
                                             ------
      Total                                   44.5%
                                             ======


1 The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that dividends are reinvested when they are received.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EMLP - FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (CONTINUED)




                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JUNE 20, 2012 - OCTOBER 31, 2012


             First Trust North American             Blended            S&P 500
             Energy Infrastructure Fund           Benchmark(1)          Index
6/20/12               $10,000                       $10,000            $10,000
10/31/12               10,690                        10,630             10,495


Performance figures assume reinvest-ment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2012 (commencement of trading) through October 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                                    NUMBER OF DAYS BID/ASK MIDPOINT                       NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                            BELOW NAV

                                0.00%-      0.50%-     1.00%-                         0.00%-     0.50%-      1.00%-
FOR THE PERIOD                  0.49%       0.99%      1.99%     >=2.00%              0.49%      0.99%       1.99%     >=2.00%
6/21/12 - 10/31/12               78           4          0          0                   9          0           0          0



------------------------
1 The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that dividends are reinvested when they are received.

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NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2012

                                  SUB-ADVISOR


ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, serves as the Fund's investment sub-advisor was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, utilities and Canadian infrastructure equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP managed or supervised approximately $2.0 billion of assets as of October 31, 2012. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as an advisor or sub-advisor to three registered investment companies other than the Fund.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE
FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised or sub-advised by EIP which focus on energy-related master limited partnerships and other high payout securities of companies that operate energy infrastructure. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent eight years at British Petroleum in seven operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised or sub-advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The investment objective of the First Trust North American Energy Infrastructure Fund ("EMLP" or the "Fund") is to seek total return. The Fund pursues its objective by investing at least 80% of its net assets under normal market conditions, (plus the amount of any borrowing for investment purposes) in equity securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income trusts and their successor companies (collectively, "Canadian Income Equities"), pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will be generally concentrated in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index ("MLP Index") and the Philadelphia Stock Exchange Utility Index ("UTY Index"), the total return for energy-related MLPs and utilities over the period from the Fund's inception on June 20, 2012 to October 31, 2012 was 11.84% and 0.91%, respectively. These figures are according to data collected from Alerian Capital Management and Bloomberg. As measured by the Standard & Poor's S&P 500 Index ("S&P 500"), the broader equity market over the same period was 4.95%. While

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2012

share appreciation can be volatile in the short term, we believe that share appreciation will approximate growth in per share quarterly cash distributions over the long term. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged 6.9% and 5.5%, respectively. Over the last 12 months, growth in per share cash distributions of MLPs and utilities was 6.4% and 5.4%, respectively (source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return1 of 6.90%, including the reinvestment of dividends, for the period from inception on June 20, 2012 to October 31, 2012. This compares, according to collected data, to a total return of 6.30%2 for the average of the two indices (11.84% for the MLP Index and 0.91% for the UTY Index), and 4.95% for the S&P 500.

The Fund declared its first quarterly distribution of $0.11 per share on September 20, 2012 and grew its Net Assets to $101 million from its inception on June 20, 2012 to October 31, 2012.

The outperformance of the Fund's NAV relative to the 6.30% average of the MLP Index and UTY Index was driven in part by the Fund's overweight position in MLP parents such as Williams Co., Inc. and UGI Corp., as well as having no position in several utilities whose price performance contributed negatively to the UTY Index. In general, the MLP Index outperformance of the UTY Index was a reversal of the second quarter in which the UTY Index outperformed the MLP Index. We believe the most important long-term drivers of the Fund's total return will be the maintenance and growth of the dividends of the portfolio companies. When comparing the Fund's performance versus the broader equity market, the Fund benefitted in large part due to the strength of its MLP holdings as illustrated by the performance of the MLP Index of 11.84% versus 4.95% for the S&P 500 over the reporting period, as MLPs and MLP affiliates make up roughly half of the EMLP Portfolio.

MARKET AND FUND OUTLOOK

The MLP asset class has experienced 11 IPOs in 2012 through October 31, 2012. There also has been a healthy level of secondary financing activity for MLPs during the calendar year as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. There have been 55 secondary offerings for MLPs that raised $21.4 billion for the year through October 31, 2012. This compares to $14.3 billion for the entire 2011 calendar year (source:
Barclays Capital). The combination of equity and debt raised of approximately $39.7 billion so far in 2012 represents about 12% of the roughly $323 billion of MLP market cap. Since MLPs pay out virtually all their free cash flow each quarter, this capital raising is, for the most part, a reflection of the capital investment and acquisition activity in the asset class.

Capital spending for utilities also continues to increase. As measured by the UTY Index, capital expenditures have grown from $34 billion and $45 billion in 2002 and 2007, respectively, to $60 billion in 2011. This growth in expenditures is in response to needs such as reliability, interconnection, modernization and growing demand. These capital investments are supported, in part, by federal and state regulations which allow companies to recoup investments made in their rate structure.

The Fund continues to aim to be invested in energy infrastructure securities with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Since the Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings), securities with unpredictable cyclical cash flows make a poor fit in the opinion of the Sub-Advisor. While there are some businesses within the Fund's portfolio with cyclical cash flows, they are usually small and analysed in the context of each company's financial and operating leverage and payout ratio.

The total return proposition of owning Energy Infrastructure Companies has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on October 31, 2012, was 6.23% based on the MLP Index and was 4.00% for utilities, as measured by UTY Index. The compound annual growth rate over the last ten years of the quarterly cash distributions that make up this yield was 6.9% for MLPs and 5.5% for utilities. In the opinion of the Sub-Advisor, this growth has been, and will continue to be, driven by three factors: 1) modest increases in volume from growth from both underlying energy demand as the economy recovers and increases in North American oil and gas production (particularly in new supply areas); 2) inflation and cost escalators in pipeline and power transmission tariffs and contracts, and; 3) accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the Canadian Oil Sands, new oil and natural gas shale resources, and the need for more infrastructure related to bio fuels and other environmental mandates, including the conversion of many coal-fired power plants to natural gas.

1 Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

2 The total return is the monthly rebalanced return for the MLP Index and UTY Index.

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2012 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2012.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ANNUALIZED         EXPENSES PAID
                                                                                                EXPENSE RATIO     DURING THE PERIOD
                                                           BEGINNING            ENDING          BASED ON THE      JUNE 20, 2012 (a)
                                                         ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                       JUNE 20, 2012 (a)   OCTOBER 31, 2012     IN THE PERIOD   OCTOBER 31, 2012 (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
Actual                                                    $1,000.00           $1,069.00             0.95%                $3.57
Hypothetical (5% return before expenses)                  $1,000.00           $1,020.36             0.95%                $4.82

(a)   Inception date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (June 20, 2012 through October 31, 2012), multiplied by 133/366. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2012

SHARES      DESCRIPTION                           VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 73.9%
            ELECTRIC UTILITIES -- 17.5%
    44,045  Duke Energy Corp.                 $   2,893,316
    28,624  Emera, Inc. (CAD)                     1,000,228
    51,656  Exelon Corp.                          1,848,252
    20,439  Fortis, Inc. (CAD)                      691,089
    21,094  ITC Holdings Corp.                    1,679,504
    50,497  NextEra Energy, Inc.                  3,537,820
    63,811  Northeast Utilities                   2,507,772
    74,758  Southern (The) Co.                    3,501,665
                                              -------------
                                                 17,659,646
                                              -------------
            GAS UTILITIES -- 4.6%
    11,205  ONEOK, Inc.                             529,996
    48,994  Questar Corp.                           991,639
    98,420  UGI Corp.                             3,177,982
                                              -------------
                                                  4,699,617
                                              -------------
            MULTI-UTILITIES -- 14.3%
     6,670  ATCO Ltd., Class I (CAD)                492,795
     8,558  Canadian Utilities Ltd., Class A
               (CAD)                                574,104
   142,538  CenterPoint Energy, Inc.              3,088,798
    65,230  Dominion Resources, Inc.              3,442,839
    37,196  National Grid PLC, ADR                2,120,544
   118,674  NiSource, Inc.                        3,022,627
    10,161  Sempra Energy                           708,730
    25,409  Wisconsin Energy Corp.                  977,484
                                              -------------
                                                 14,427,921
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               37.5%
   240,033  Enbridge Energy Management,
               LLC (a)                            7,527,435
    72,839  Enbridge Income Fund Holdings,
               Inc. (CAD)                         1,695,626
    63,413  Enbridge, Inc.                        2,521,935
    45,439  Keyera Corp. (CAD)                    2,205,640
   103,879  Kinder Morgan Management,
               LLC (a)                            7,757,684
    55,709  Kinder Morgan, Inc.                   1,933,659
    82,467  Pembina Pipeline Corp. (CAD)          2,306,186
   103,483  Spectra Energy Corp.                  2,987,554
    88,446  TransCanada Corp.                     4,000,413
    47,555  Veresen, Inc. (CAD)                     613,751
   126,093  Williams (The) Cos., Inc.             4,411,994
                                              -------------
                                                 37,961,877
                                              -------------
            TOTAL COMMON STOCKS -- 73.9%         74,749,061
            (Cost $73,608,027)                -------------


SHARES      DESCRIPTION                           VALUE
-----------------------------------------------------------
            MASTER LIMITED PARTNERSHIPS --
               22.8%
            GAS UTILITIES -- 1.6%
    36,881  AmeriGas Partners, L.P.           $   1,652,269
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               21.2%
     8,924  Alliance Holdings GP, L.P.              439,596
    20,741  Alliance Resource Partners, L.P.      1,351,069
    29,852  El Paso Pipeline Partners, L.P.       1,066,015
    35,083  Energy Transfer Equity, L.P.          1,544,003
     9,422  Enterprise Products Partners, L.P.      496,634
    23,968  Holly Energy Partners, L.P.           1,584,285
    25,444  Magellan Midstream Partners, L.P.     1,105,033
       809  MPLX, L.P. (b)                           22,045
    24,165  Natural Resource Partners, L.P.         527,522
    47,347  NuStar Energy, L.P.                   2,231,937
    15,896  NuStar GP Holdings, LLC                 463,368
     3,526  ONOEOK Partners, L.P.                   214,910
    46,752  Plains All American Pipeline, L.P.    2,121,606
    31,114  Spectra Energy Partners, L.P.           925,953
    12,658  Sunoco Logistics Partners, L.P.         620,369
    54,695  TC Pipelines, L.P.                    2,406,580
    57,138  Teekay LNG Partners, L.P.             2,083,823
    46,601  TransMontaigne Partners, L.P.         1,657,131
     9,781  Williams Partners, L.P.                 518,197
                                              -------------
                                                 21,380,076
                                              -------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 22.8%             23,032,345
            (Cost $22,862,421)                -------------


            TOTAL INVESTMENTS -- 96.7%           97,781,406
            (Cost $96,470,448) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 3.3%                3,327,274
                                              -------------
            NET ASSETS -- 100.0%              $ 101,108,680
                                              =============

(a)   Non-income producing security which pays in-kind distributions.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $96,474,959. As of October 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,993,649 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $687,202.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2012

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


 INVESTMENTS            LEVEL 1       LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*        $74,749,061    $      --    $      --
Master Limited
   Partnerships*       23,032,345           --           --
                      --------------------------------------
Total Investments     $97,781,406    $      --    $      --
                      ======================================

* See Portfolio of Investments for industry breakout.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2012.


Page 10            See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2012

ASSETS:
Investments, at value..................................................       $   97,781,406
Cash...................................................................            3,163,704
Receivables:
   Capital shares sold.................................................            1,177,436
   Dividends...........................................................              204,992
                                                                              --------------
      TOTAL ASSETS.....................................................          102,327,538
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................            1,142,500
   Investment advisory fees............................................               76,358
                                                                              --------------
      TOTAL LIABILITIES................................................            1,218,858
                                                                              --------------
NET ASSETS.............................................................       $  101,108,680
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................       $   99,804,956
Par value..............................................................               47,550
Accumulated net investment income (loss)...............................                   --
Accumulated net realized gain (loss) on investments
   and foreign currency transactions...................................              (54,640)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation....................................            1,310,814
                                                                              --------------
NET ASSETS.............................................................       $  101,108,680
                                                                              ==============
NET ASSET VALUE, per share.............................................       $        21.26
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            4,755,000
                                                                              ==============
Investments, at cost...................................................       $   96,470,448
                                                                              ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 20, 2012 (a) THROUGH OCTOBER 31, 2012

INVESTMENT INCOME:
Dividends..............................................................       $      361,572
Foreign tax withholding................................................              (20,176)
                                                                              --------------
   Total investment income.............................................              341,396
                                                                              --------------

EXPENSES:
Investment advisory fees...............................................              176,009
                                                                              --------------
   Total expenses......................................................              176,009
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...........................................              165,387
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................              (56,504)
   Foreign currency transactions.......................................                  (36)
                                                                              --------------
Net realized gain (loss)...............................................              (56,540)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................            1,310,958
   Foreign currency translation........................................                 (144)
                                                                              --------------
Net change in unrealized appreciation (depreciation)...................            1,310,814
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            1,254,274
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................       $    1,419,661
                                                                              ==============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to establish the Trust.


Page 12                 See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 20, 2012 (a) THROUGH OCTOBER 31, 2012

OPERATIONS:
   Net investment income (loss)........................................       $      165,387
   Net realized gain (loss)............................................              (56,540)
   Net change in unrealized appreciation (depreciation)................            1,310,814
                                                                              --------------
   Net increase (decrease) in net assets resulting from operations.....            1,419,661
                                                                              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................             (163,487)
   Return of capital...................................................             (194,563)
                                                                              --------------
   Total distributions to shareholders.................................             (358,050)
                                                                              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................          100,047,069
   Cost of shares redeemed.............................................                   --
                                                                              --------------
  Net increase (decrease) in net assets resulting from shareholder
      transactions.....................................................          100,047,069
                                                                              --------------
   Total increase (decrease) in net assets.............................          101,108,680

NET ASSETS:
   Beginning of period.................................................                   --
                                                                              --------------
   End of period.......................................................       $  101,108,680
                                                                              ==============
   Accumulated net investment income (loss) at end of period...........       $           --
                                                                              ==============
CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................                   --
   Shares sold.........................................................            4,755,000
   Shares redeemed.....................................................                   --
                                                                              --------------
   Shares outstanding, end of period...................................            4,755,000
                                                                              ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were -established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to establish the Trust.

                        See Notes to Financial Statements                Page 13

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                FOR THE PERIOD
                                                              JUNE 20, 2012 (a)
                                                                   THROUGH
                                                               OCTOBER 31, 2012
                                                              -----------------
Net asset value, beginning of period                             $    19.99
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.05
Net realized and unrealized gain (loss)                                1.33
                                                                 ----------
Total from investment operations                                       1.38
                                                                 ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.05)
Return of capital                                                     (0.06)
                                                                 ----------
Total distributions                                                   (0.11)
                                                                 ----------
Net asset value, end of period                                   $    21.26
                                                                 ==========
TOTAL RETURN (b)                                                       6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  101,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          0.95% (c)
Ratio of net investment income (loss) to average net assets            0.89% (c)
Portfolio turnover rate (d)                                               3%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Inrastructure Fund on June 1, 2012 in order to establish the Trust.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                OCTOBER 31, 2012


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently offers shares of one fund, the First Trust North American Energy Infrastructure Fund (the "Fund") (NYSE Arca, Inc. ("NYSE Arca") ticker "EMLP"). Shares of the Fund are currently listed and traded on the NYSE Arca. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. The Fund invests in energy infrastructure companies which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income trusts and their successor companies (collectively, "Canadian Income Equities"), pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. The Fund's securities will be valued as follows:

     Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

     Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                OCTOBER 31, 2012

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                OCTOBER 31, 2012

liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by the Fund during the period ended October 31, 2012 was as follows:

               Distributions        Distributions        Distributions
                 paid from            paid from            paid from
                 Ordinary              Capital             Return of
                  Income                Gains               Capital
              ---------------      ---------------      ---------------
               $     163,487        $          --        $     194,563

As of October 31, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

                                     Accumulated              Net
               Undistributed         Capital and          Unrealized
                 Ordinary               Other            Appreciation
                  Income             Gain (Loss)        (Depreciation)
              ---------------      ---------------      ---------------
               $          --        $     (50,129)       $   1,306,303

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2012 remains open to federal and state audit. As of October 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At October 31, 2012, the Fund had net capital losses for federal income tax purposes of $50,129. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2012, the Fund had no net ordinary losses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                OCTOBER 31, 2012

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various MLP investments held by the Fund. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2012, the adjustments for the Fund were as follows:

                                     Accumulated
                Accumulated         Net Realized
              Net Investment         Gain (Loss)            Paid-in
               Income (Loss)       on Investments           Capital
              ---------------      ---------------      ---------------
               $      (1,900)       $       1,900        $          --

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor") (See Note
3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("Energy Income Partners"), an affiliate of First Trust, to serve as its investment sub-advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement, First Trust will supervise Energy Income Partners and its management of the investment of the Fund's assets and will pay Energy Income Partners for its services as the Fund's Sub-Advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. Energy Income Partners receives a sub-advisory fee equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairman will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, for the Fund was $4,766,979 and $1,570,150, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                OCTOBER 31, 2012

For the period ended October 31, 2012, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $93,576,905 and $0, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before June 30, 2013.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On December 20, 2012, the Fund declared a dividend of $0.1390 per share to Common Shareholders of record on December 26, 2012, payable December 31, 2012.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. In addition, as of November 29, 2012, FTCP purchased a preferred interest in the Sub-Advisor. The preferred interest is non-voting and does not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to the Sub-Advisor up to 50% of its preferred interest on or after July 29, 2014 and any or all of its preferred interest after November 29, 2015.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund
IV:

We have audited the accompanying statements of assets and liabilities of First Trust North American Energy Infrastructure Fund, a series of the First Trust Exchange-Traded Fund IV (the "Fund"), including the portfolio of investments, as of October 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 20, 2012 (inception date) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the fund listed above included in the First Trust Exchange-Traded Fund IV as of October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 20, 2012 (inception date) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois
December 24, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2012, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

       Dividends Received Deduction             Qualified Dividend Income
       ----------------------------            ---------------------------
                  100.00%                                100.00%


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust North American Energy Infrastructure Fund (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), for an initial two-year term at a meeting held on June 11, 2012. The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting. The reports, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other relevant funds, including data on fees and expense ratios of other actively managed exchange-traded funds ("ETFs"), and as compared to fees charged to other clients of the Advisor and Sub-Advisor with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; fall-out benefits to First Trust, First Trust Portfolios L.P. and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care; however, the Board noted that, unlike the other ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index and the Fund will employ an advisor/sub-advisor management structure. The Board noted that First Trust will be responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board also considered the compliance program that had been developed by First Trust and noted that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. The Board considered its familiarity with the Sub-Advisor, which sub-advises the First Trust Energy Income and Growth Fund and the First Trust Energy Infrastructure Fund, closed-end funds overseen by the Board for which First Trust serves as investment manager. The Board considered that representatives of the Sub-Advisor made a presentation to the Board at a prior meeting about the Sub-Advisor's proposed investment strategies for the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.95% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that First Trust would pay the Sub-Advisor a sub-advisory fee from the fees it receives from the Fund, but only if the fees received exceed the Fund expenses paid by First Trust, as measured on a monthly basis. The Board reviewed information provided by First Trust and Lipper, Inc. ("Lipper") for the Fund on the advisory fees and expense ratios of other relevant funds. The Board considered the limitations on the comparability of the funds in each of the First Trust and Lipper peer groups, noting that the First Trust group consisted of only one other ETF that was not actively managed and that the Lipper group included no actively managed ETFs and three mutual funds. The Board also considered information provided by First Trust on the advisory fees and expense ratios of all other actively managed ETFs brought to market through the end of January 2012, noting the differences in investment strategies between the Fund and the other actively managed ETFs. Based on the information provided, and noting the limitations on the comparability, the Board concluded that the proposed unitary fee for the Fund was within a reasonable range of the fees charged to other relevant funds. The Board considered the total expense ratios (after fee waivers) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, noting that the Fund's proposed unitary fee was higher than the unitary fees and the total expense ratios (after fee waivers) of all the other First Trust ETFs currently in operation, but that none of the other First Trust ETFs were actively managed or employed an advisor/sub-advisor management structure. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other funds and accounts investing in master limited partnerships. In light of the information considered and the nature, extent and quality of services expected to be provided under the Agreements, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board considered First Trust's representation that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and Sub-Advisor, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Advisory Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Advisory Agreement to First Trust. The Board considered the Sub-Advisor's statement that it was unable to estimate the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in analyzing profitability and concluded that the profitability analysis for the Advisor would be more relevant after the Fund commences operations. The Board considered that First Trust had identified as a fall-out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust. The Board also considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board considered fall-out

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)

benefits expected to be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of the Advisor's affiliate in the Sub-Advisor.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, -without charge, upon request, by calling
(800) 988-5891.




                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                     TERM OF OFFICE                                             THE FIRST TRUST       OTHER
    NAME, ADDRESS,                   AND YEAR FIRST                                              FUND COMPLEX    TRUSTEESHIPS OR
   DATE OF BIRTH AND                   ELECTED OR               PRINCIPAL OCCUPATIONS             OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE TRUST                 APPOINTED                DURING PAST 5 YEARS                TRUSTEE      HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee       o Indefinite Term   Physician; President, Wheaton Orthopedics;      96        None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o Since Trust       to May 2007), Sports Med Center for
  Suite 400                          Inception         Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC


Thomas R. Kadlec, Trustee          o Indefinite Term   President (March 2010 to Present), Senior       96        Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                Investor Services,
120 East Liberty Drive,            o Since Trust       (May 2007 to March 2010), Vice President                  Inc. and ADM
  Suite 400                          Inception         and Chief Financial Officer (1990 to May                  Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures               International
D.O.B.: 11/57                                          Commission Merchant)


Robert F. Keith, Trustee           o Indefinite Term   President (2003 to Present), Hibs               96        Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                     Trust Company
120 East Liberty Drive,            o Since Trust       Consulting)                                               of Illinois
  Suite 400                          Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee           o Indefinite Term   President and Chief Executive Officer (June     96        Director of
c/o First Trust Advisors L.P.                          2012 to Present), Dew Learning LLC                        Covenant
120 East Liberty Drive,            o Since Trust       (Educational Products and Services); President            Transport Inc.
  Suite 400                          Inception         (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,        o Indefinite Term   Chief Executive Officer (December 2010          96        None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,            o Since Trust       2010), First Trust Advisors L.P. and First
  Suite 400                          Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                      Board of Directors, BondWave LLC
D.O.B.: 09/55                                          (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)

                                 POSITION AND               TERM OF OFFICE
    NAME, ADDRESS                   OFFICES                 AND LENGTH OF            PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH TRUST                   SERVICE                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                 OFFICERS WHO ARE NOT TRUSTEES2
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief                o Indefinite Term   Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                              o Since Trust       L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                           Inception         Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

James M. Dykas         Treasurer, Chief Financial         o Indefinite Term   Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief                                      President (April 2007 to January 2011), Vice
   Suite 400                 Accounting Officer           o Since Trust       President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                           Inception         Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine       Secretary and Chief                o Indefinite Term   General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,  Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                              o Since Trust       (Software Development Company/Investment
Wheaton, IL 60187                                           Inception         Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist    Vice President                     o Indefinite Term   Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), Vice President (April 2004 to September
   Suite 400                                              o Since Trust       2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                           Inception         Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher        Assistant Secretary and            o Indefinite Term   Deputy General Counsel (May 2007 to Present)
120 E. Liberty Drive,  Chief Compliance Officer
   Suite 400                                              o Since Trust
Wheaton, IL 60187                                           Inception
D.O.B.: 12/66

Roger F. Testin        Vice President                     o Indefinite Term   Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003),
   Suite 400                                              o Since Trust       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                           Inception         L.P.
D.O.B.: 06/66

Stan Ueland            Vice President                     o Indefinite Term   Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                         Advisors L.P. and First Trust Portfolios L.P.; Vice
   Suite 400                                              o Since Trust       President (May 2004 to August 2005) BondWave
Wheaton, IL 60187                                           Inception         LLC (Software Development Company/Investment
D.O.B.: 11/70                                                                 Advisor)


(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund, Shares of the Fund or securities in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

ENERGY INFRASTRUCTURE COMPANIES RISK. The Fund invests in Energy Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

GEOGRAPHIC RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

NON-U.S. SECURITIES. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded in Canada or other foreign countries and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)

CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, Energy Income Partners will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                          OCTOBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year were $26,200.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,000. These were for the organizational and offering fees of the registrant.

      (c) Tax Fees (Registrant) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0.

      (d) All Other Fees (Registrant) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed from registrant's inception on June 20, 2012 through October 31, 2012 for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                  Adviser and Distributor:
           -----------                  ------------------------

           (b) 0%                       (b) 0%

           (c) 0%                       (c) 0%

           (d) 0%                       (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from registrant's inception on June 20, 2012 through October 31, 2012 were $0 for the registrant, $0 for the registrant's investment adviser and $6,250 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund IV
             -----------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  December 24, 2012
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  December 24, 2012
     ------------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  December 24, 2012
     ------------------------

* Print the name and title of each signing officer under his or her signature.